Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes
Income Taxes

12.  Income Taxes

The Company does not have operations in foreign jurisdictions. The (benefit) provision for income taxes for the years ended December 31, 2020, 2019 and 2018 are as follows:

	For the Year Ended December 31,
(in thousands)	2020	2019	2018
Current
Federal	$14,602	$96,148	$103,806
State and local	4,096	16,055	16,785
	$18,698	$112,203	$120,591
Deferred
Federal	$(48,168)	$(97,326)	$(92,764)
State and local	3,127	(14,078)	(19,719)
	(45,041)	(111,404)	(112,483)
Total (benefit) provision from continuing operations	$(26,343)	$799	$8,108

The Company’s provision for income taxes for the years ending December 31, 2020, 2019 and 2018 was impacted by the TCJA, which was enacted into law on December 22, 2017. Income tax effects resulting from changes in tax laws are accounted for by the Company in accordance with the authoritative guidance, which requires that these tax effects be recognized in the period in which the law is enacted. Thus, at December 22, 2017, the date of enactment, the Company’s deferred taxes were re-measured utilizing the new federal income tax rate of 21%. During 2020 the Internal Revenue Service issued final regulations relating to the TCJA that the Company assessed and was accounted for in the period when issued. Additional changes under the CARES act in Q1 2020 increased the allowable interest expense deduction for 2019 and 2020. These changes reduced the Company’s deferred tax asset and taxes payable in the amount of $32.5 million. This was recorded in the period of enactment. Other impacts of the CARES act were reviewed and determined not to be material to the Company.

The TCJA includes significant changes to the U.S. corporate income tax system including a reduction of the U.S. federal corporate tax rate from 35.0% to 21.0% as of January 1, 2018, and a limitation on business interest deductions.

The pre-tax loss during the year ended December 31, 2020 of $546.9 million generated an income tax benefit of $26.3 million. The pre-tax income during the year ended December 31, 2019 and 2018 were $10.5 million and $44.3 million which generated income tax provisions of $0.8 million and $8.1 million, respectively.

The reconciliation of the tax provision at the U.S. federal statutory rate to the provision for income taxes and the effective tax rate for the years ended December 31 is as follows:

	For the Year Ended December 31,
(in thousands)	2020	2019	2018
Tax at Statutory	$(114,850)	$2,207	$9,310
Non-Deductible Expenses	639	75	57
Equity Compensation Plan	85,227	(3,125)	990
Non-Deductible Private Placement Warrants and unvested founder shares Liability	(7,439)	—	—
State Taxes (net)	(1,741)	1,704	2,617
Valuation Allowance	2,555	—	—
Non-Deductible Compensation	2,725	—	—
Tax Credits	(915)	—	—
Other	40	87	9
State Deferred Rate Changes	7,416	(149)	(4,875)
Total	(26,343)	799	8,108

Our effective tax rate for the years ended December 31, 2020, 2019 and 2018 differed from the statutory rate primarily due to non-deductible stock-based compensation expense, non-deductible mark-to-market liability, changes in the Company's deferred state tax rate due to operations, and state tax expense.

The following are significant deferred income tax assets and liabilities as of December 31, 2020, 2019 and 2018:

	As of December 31,
(in thousands)	2020	2019	2018
Deferred income tax assets:
Allowances on trade receivables	$93	$147	$356
Net operating loss carryforwards	432	549	712
Capital loss carryforwards	153	—	—
Accrued expenses and reserves	4,205	2,593	2,677
Interest limitation carryforward	47,192	73,297	34,766
Leases – right-of-use liability	8,311	7,604	—
Transaction expenses	8,422	5,859	6,577
Other	50	—	560
Valuation allowance	(153)	—	—
Deferred income tax assets	$68,705	$90,049	$45,648
Deferred income tax liabilities:
Intangible assets	846,049	907,039	982,319
Depreciable assets	42,078	39,553	36,866
Leases – right-of-use asset	7,712	6,957	—
Debt costs	73,027	5,492	6,900
Other	472	207	166
Deferred income tax liabilities	969,338	959,248	1,026,251
Net deferred income tax liabilities	$900,633	$869,199	$980,603

The Company has NOL carry forwards for federal income tax purposes of $0.3 million that will be available to reduce future taxable income. The utilization of most of these losses is subject to annual limitations under federal income tax law. The Company believes that it will be able to fully utilize these losses under current federal tax law. The net operating losses begin to expire in 2021. The Company has net operating loss carry forwards for state income tax purposes of $0.4 million. The Company believes that it will be able to fully utilize these losses under current state tax laws. Substantially all of the Company’s NOL carryforwards expire by 2025.

The Company has disallowed interest carry forwards for federal income tax purposes of $204.1 million that will be available to reduce future taxable income, subject to certain income limitations and which have an indefinite carryforward period. The Company believes that it will be able to fully utilize these interest carryforwards under current tax laws.

During the third and fourth quarters of 2020, the Company marked-to-market certain investments which would result in a capital loss deferred tax asset for which the Company recorded a corresponding valuation allowance of $2.6 million. Commensurate with the Transactions, one of these investments and the corresponding deferred tax asset related valuation allowance, were written off to additional paid-in capital totaling $2.4 million. As of December 31, 2020, the Company maintained a valuation allowance related to the remaining estimated capital losses in excess of capital gain based on the difference between the tax and book balance of these investments.

The Company does not have reserves for uncertain tax positions. Any need for a reserve or changes in a reserve would be a component of the Company’s tax provision. The Company includes interest and tax penalties as part of the tax provision. The Company does not reasonably expect any other significant changes in the next twelve months.

Various regulatory tax authorities periodically examine the Company’s and its subsidiaries’ tax returns. Tax years December 2017 through 2020 are open for Federal examination. The Company was notified by the IRS during the fourth quarter of 2019, that the Company’s 2017 tax return was selected for audit. The audit commenced during the first quarter of 2020, there are no impacts as of December 31, 2020. Tax years 2016 through 2020 are still open for examination related to income taxes to various state taxing authorities.